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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 15, 2001


                           LONG BEACH SECURITIES CORP.
                           ---------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                   333-41712                33-0917586
         --------                   ---------                ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

1100 Town & Country Road
Suite 1600
Orange, California                                              92868
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(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (714) 541-5378
                                                     --------------

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No                    Description
-----------           ----------                    -----------

1                     5.1                           Opinion and Consent of
                                                    Thacher Proffitt & Wood.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LONG BEACH SECURITIES CORP.


                                       By:     /s/ Jeffrey A. Sorensen
                                          ----------------------------
                                       Name:   Jeffrey A. Sorensen
                                       Title:  Vice President

Dated:  March 15, 2001

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.               Description
------            -----------               -----------

1                 5.1                       Opinion and Consent of Counsel